SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K
                                 Current Report



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 19, 1996



                           SIGNET BANKING CORPORATION
             (Exact name of registrant as specified in its charter)



                 Virginia                    1-6505            54-6037910
(State or other jurisdiction of            (Commission      (I.R.S. Employer
 incorporation or organization)            File Number)    Identification No.)




7 North Eighth Street, Richmond, Virginia                          23219
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code                804 747-2000


                                 Not Applicable
Former name, former address and former fiscal year, if changed since last report

ITEM 5.     Other Events.

         On March 19, 1996, Signet Banking Corporation ("Signet") announced that it was the victim of fraudulent commercial loan transactions amounting to approximately $81 million. See Exhibit 1 for the News Release dated March 19, 1996. On March 20, 1996, Signet stated that, based on information provided by federal authorities, it now believes that there will be substantial recoveries from the apparently fraudulent loan transactions announced March 19, 1996. See Exhibit 2 for the News Release dated March 20, 1996.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

             1.   News release dated March 19, 1996.

             2.   News release dated March 20, 1996.


                                   SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SIGNET BANKING CORPORATION
                                                  (Registrant)


Date:  March 22, 1996                /s/ W. H. Catlett, Jr.
                                     W. H. Catlett, Jr.
                                     Executive Vice President and Controller
                                     (Chief Accounting Officer)